UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2023

Mawson Infrastructure Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40849	88-0445167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 Railroad Avenue, Midland, PA, USA	15059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 515-0896

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	MIGI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

As previously disclosed, on May 17, 2023, the stockholders of Mawson Infrastructure Group Inc. (the “Company”) approved an amendment to the Company’s 2021 Equity Incentive Plan (the “Plan”), which, among other things, increased the aggregate number of shares of the Company’s common stock, par value $0.001 per share (“Shares”), which may be issued or transferred pursuant to awards under the Plan from 1,166,667 Shares to 10,000,000 Shares (an increase of 8,833,333 Shares). The original 1,166,667 Shares authorized under the Plan were registered on the Registration Statement on Form S-8 filed August 17, 2021, File No. 333-258878 (the “2021 Form S-8”), but the 2021 Form S-8 was not updated to include the 8,833,333 Shares added to the Plan in May of 2023.

On June 29, 2023, the Company granted Restricted Stock Units (“RSU”) under the Plan representing the right to receive, at settlement, 3,629,241 Shares, an equivalent cash amount at fair market value, or a combination. 3,055,789 of the Shares granted on this date were in excess of the Shares registered by the 2021 Form S-8 and therefore not registered by the 2021 Form S-8. The RSU’s all vest on March 31, 2024, subject to the recipient remaining employed by or otherwise providing services to the Company (or one of its subsidiaries) through such date.

On July 14, 2023, the Company made additional grants of RSUs under the Plan representing the right to receive, at settlement, 380,000 Shares, an equivalent cash amount at fair market value, or a combination, which were not registered by the 2021 Form S-8. 63,334 Shares underlying this grant vested each month for 6 months, subject to the recipient paying certain costs.

On July 19, 2023, the Company made additional grants of RSUs under the Plan representing the right to receive, at settlement, 1,506,885 Shares, an equivalent cash amount at fair market value, or a combination, which were not registered by the 2021 Form S-8. The RSU’s all vest on March 31, 2024, subject to the recipient remaining employed by or otherwise providing services to the Company (or one of its subsidiaries) through such date.

On July 21, 2023, the Company made additional grants of RSUs under the Plan representing the right to receive, at settlement, 115,741 Shares, an equivalent cash amount at fair market value, or a combination, which were not registered by the 2021 Form S-8. The RSU’s all vest on July 21, 2024, subject to the recipient remaining employed by or otherwise providing services to the Company (or one of its subsidiaries) through such date. The grants of RSUs under the Plan disclosed above on June 29, July 14, July 19 and July 21, 2023, are referred to as the “Unregistered Grants”.

Each of the Unregistered Grants was made to a member of the Company’s board of directors or an executive officer of the Company, who qualifies as an accredited investor under Rule 501(a) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and was determined to have been made in reliance on Section 4(a)(2) of the Securities Act, and/or Rule 506 promulgated thereunder.

 CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company cautions that statements in this report that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “assuming,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. More detailed information about the risks and uncertainties affecting the Company is contained under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K filed with the SEC and subsequent Quarterly Reports on Form 10-Q filed with the SEC, and in other filings that the Company has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mawson Infrastructure Group Inc.

Date: March 8, 2024	By:	/s/ Kaliste Saloom
Kaliste Saloom
Vice President Legal and Company Secretary

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